Exhibit 10.1

RESOLUTIONS OF THE BOARD OF DIRECTORS OF FOMO CORP.

Pursuant to the provisions of California Corporation law, as amended, and the Certificate of Incorporation and By-Laws of FOMO CORP., a California corporation (the “Company”), the undersigned approves the sale of the Company’s 50% ownership interest in KANAB CORP. to Himalaya Technologies, Inc. (“HMLA”) for one hundred fifty million (150,000,000) common stock equivalents of HMLA in the form of one hundred fifty thousand (150,000) Series B Preferred shares of HMLA. The Board meeting was convened on July 30, 2021 at 9:00am CT.

WHEREAS, to realize maximum value from its holdings in its Internet business and allow it to obtain its own growth capital, the Board of Directors approves the sale of the Company’s 50% ownership interest in KANAB CORP. to Himalaya Technologies, Inc. (“HMLA”) for one hundred fifty million (150,000,000) common stock equivalents of HMLA in the form of one hundred fifty thousand (150,000) Series B Preferred shares of HMLA.

WHEREAS, the Board of Directors believes it is in the best interests of the Company to approve the sale of the Company’s 50% ownership interest in KANAB CORP. to Himalaya Technologies, Inc. (“HMLA”) for one hundred fifty million (150,000,000) common stock equivalents of HMLA in the form of one hundred fifty thousand (150,000) Series B Preferred shares of HMLA.

NOW THEREFORE BE IT RESOLVED THAT:

RESOLVED, the Board of Directors approves the sale of the Company’s 50% ownership interest in KANAB CORP. to Himalaya Technologies, Inc. (“HMLA”) for one hundred fifty million (150,000,000) common stock equivalents of HMLA in the form of one hundred fifty thousand (150,000) Series B Preferred shares of HMLA.

RESOLVED, that any of the Executive Officers of the Company are hereby authorized and directed for and on behalf of the Company to do and perform all acts and things and execute and deliver all documents and take all such other steps as may be necessary or desirable to give full effect to the consent resolutions set forth above.

Vikram Grover, CEO & Director